PRESS RELEASE
                                         Source:  Energy Income and Growth Fund



ENERGY INCOME AND GROWTH FUND ANNOUNCES PUBLIC OFFERING OF COMMON SHARES

         Wheaton, IL -- February 11, 2010 -- Energy Income and Growth Fund (the "Fund") (NYSE Amex: FEN) announced that it has commenced a public offering of 700,000 common shares of beneficial interest. The Fund also intends to grant the underwriters a 30-day option to purchase up to 105,000 additional common shares to cover over-allotments, if any. Net proceeds from the offering will be used to make additional portfolio investments that are consistent with the Fund's investment objective and for general corporate purposes.

         RBC Capital Markets is acting as sole book-running manager for the offering. BB&T Capital Markets, Oppenheimer & Co. and Wunderlich Securities are acting as co-managing underwriters on the offering. The offering is made pursuant to an existing shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering of these securities will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and prospectus supplement relating to the offering may be obtained from the following address:

                  RBC Capital Markets Corporation
                  Attn:  Equity Syndicate Department
                  Three World Financial Center
                  200 Vesey Street, 8th Floor
                  New York, New York 10281
                  Telephone:  (212) 428-6670
                  Fax:  (212) 428-6260

         Investors may also obtain these documents free of charge from the Securities and Exchange Commission's website at www.sec.gov.

         An investor should read the Fund's preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

         This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

         The Fund is a non-diversified, closed-end management investment company which commenced investment operations in June 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector.

         First Trust Advisors L.P., the Fund's investment advisor, along with its affiliate First Trust Portfolios L.P., are privately-held companies which provide a variety of investment services, including asset management, financial advisory services, and municipal and corporate investment banking, with collective assets under management or supervision of approximately $27 billion as of December 31, 2009 through closed-end funds, unit investment trusts, mutual funds, separate managed accounts and exchange-traded funds.

         Energy Income Partners, LLC ("EIP") serves as the Fund's investment sub-advisor and provides advisory services to a number of investment companies and partnerships for the purpose of investing in MLPs and other energy infrastructure securities. EIP is one of the early investment advisors specializing in this area. As of December 31, 2009, EIP managed or supervised approximately $352 million in client assets.

CONTACT:

Press Inquiries:           Jane Doyle                630-765-8775
Analyst Inquiries:         Jeff Margolin             630-915-6784
Broker Inquiries:          Jeff Margolin             630-915-6784


Source:  Energy Income and Growth Fund